UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
October 24, 2007

CompX International Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 448-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sale of Equity Securities

The registrant filed on October 22, 2007 with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Prior Current Report”) disclosing that on October 16, 2007 the registrant had entered into:

•
a Stock Purchase Agreement with TIMET Finance Management Company, a Delaware corporation that is a wholly owned subsidiary of Titanium Metals Corporation and related to the registrant (“TFMC”), that provided for the sale to the registrant of 483,600 shares (the “Stock Purchase Shares”) of the registrant’s class A common stock, par value $0.01 per share (“CompX Class A Common Stock”), for a purchase price of $19.50 per share to be paid in the form of an unsecured subordinated term loan promissory note in the original principal amount of $9,430,200 payable by the registrant to TFMC (the “Stock Purchase Promissory Note”); and

•
an Agreement and Plan of Merger (the “Merger Agreement”) with CompX Group, Inc., a Delaware corporation that is a parent of CompX (“CGI”), and CompX KDL LLC, a Delaware limited liability company of which the registrant is the sole member (“CompX KDL”), pursuant to which, among other things CGI would merge (the “Merger”) into CompX KDL with CompX KDL surviving the Merger:

The disclosure under such Item 1.01 of the Prior Current Report is incorporated herein by reference and capitalized terms not otherwise defined in this current report shall have the same meanings given them in such Item 1.01.

On October 26, 2007, the registrant received official notice from the New York Stock Exchange (the “NYSE”) of the NYSE’s approval for listing upon official notice of issuance of the New CompX Class A Shares and 10,000,000 shares of CompX Class A Common Stock reserved for issuance upon the conversion of the New CompX Class B Shares.  Accordingly, on October 26, 2007:

•	CGI merged into CompX KDL with CompX KDL surviving the Merger;

•	the CGI common stock outstanding immediately prior to the Merger was cancelled by means of the Merger;

•	the 2,586,820 shares of CompX Class A Common Stock and 10.0 million shares CompX Class B Common Stock owned by CGI immediately prior to Merger were cancelled by means of the Merger;

•	the New CompX Class A Shares and the New CompX Class B Shares were issued to NL by means of the Merger (collectively, the “New Issuance of Shares”);

•	the registrant purchased from TFMC the Stock Purchase Shares and initiated the cancellation of such shares;

•
upon written instructions from TFMC to combine the Stock Purchase Promissory Note and the Merger Promissory Note, the registrant issued an unsecured term loan promissory note to TFMC (the “Combined Promissory Note”) in the original principal amount of $52,580,190 that:

o	matures in seven years;
o	bears interest at a rate of LIBOR plus 1.00%;
o	requires quarterly principal payments of $250,000 beginning on September 30, 2008;
o	does not have prepayment penalties; and
o	is subordinated to the Credit Agreement; and

•	TFMC, the registrant, the Subsidiaries and Wachovia Bank, National Association, as administrative agent for the Banks, entered into the Subordination Agreement.

Upon the occurrence and during the continuation of an event of default under the Combined Note, TFMC may declare all indebtedness due under the promissory note, although otherwise unmatured, to be due and payable immediately without notice or demand whatsoever.  Among other things, an event of default under the promissory note occurs when:

•	CompX fails to pay quarterly principal payments when due or interest payments within 30 days of becoming due;

•
CompX otherwise fails to perform or observe any other provision contained in this Note and such breach or failure to perform shall continue for a period of thirty days after notice thereof shall have been given to CompX by the holder hereof;

•
CompX defaults under any loan, extension of credit, security agreement, or any other agreement, in favor of any other creditor or person that may materially affect CompX’s ability to repay the promissory note or perform CompX’s obligations under the promissory note; or

•
CompX becomes insolvent, a receiver is appointed for any part of CompX’s property, CompX makes an assignment for the benefit of creditors, or any proceeding is commenced either by CompX or against CompX under any bankruptcy or insolvency laws.

Under certain provisions of the Subordination Agreement, TFMC’s ability to collect any amounts due and payable under the Combined Note upon the occurrence and during the continuation of an event of default under the Combined Note may be limited.

Since NL is a parent corporation of the registrant, the New Issuance of Shares was exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) of the Act.  The conversion terms of the Class B Common Stock are incorporated herein by reference from the description of the conversion terms under the Description of Capital Stock – Common Stock – Conversion and Transfer section in the registrant’s Registration Statement on Form S-1/A filed with the U.S. Securities and Exchange Commission on March 6, 1998 (Exchange Act File No. 333-42643).

The description of the Stock Purchase Agreement in this current report is qualified in its entirety by the terms of the Stock Purchase Agreement filed as Exhibit 10.1 to the Prior Current Report and which terms are incorporated herein by reference.  The description of the Merger Agreement in this current report are qualified in their entirety by the terms of the Merger Agreement filed as Exhibit 10.2 to the Prior Current Report and which terms are incorporated herein by reference.  The description of the Subordination Agreement in this current report is qualified in its entirety by the terms of the form of Subordination Agreement filed as Exhibit 10.4 to the Prior Current Report and which terms are incorporated herein by reference.  The terms of the Combined Note in this current report is qualified in its entirety by the terms of the unsecured subordinated term loan promissory note filed as Exhibit 10.4 to this current report and which terms are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At its meeting on October 24, 2007, the registrant’s board of directors, pursuant to Article Five of the registrant’s restated certificate of incorporation, amended and restated the registrant’s bylaws.  The registrant’s bylaws as amended and restated on October 24, 2007 are filed as Exhibit 3.1 to this current report.  Among other things, the amendments approved on October 24, 2007 provided for:

•	sending certain required notices by electronic transmission;

•	an increase in the number of outstanding shares required to call a special meeting of stockholders from 10% to 15%;

•	the ability to conduct business at a special stockholder meeting that is not specified in the notice of the meeting;

•	confidential voting of stockholders;

•	certain limitations regarding the setting of stockholder record dates;

•	the ability to maintain meeting minutes in electronic form;

•	the ability of the chief executive officer, in numerous instances, to take action that the registrant’s chairman of the board, president or any vice president may take;

•
the removal of the requirement that a person seeking indemnification from the registrant under the bylaws must provide an affirmation, but keeping the requirement that such a person must undertake to repay any amount received under the indemnification provisions of the bylaws if it is later determined that the person was not entitled to the payment;

•	the advancement of expenses, rather than reasonable expenses, incurred by a person entitled to indemnification by the registrant;

•
the ability of the registrant to reject any claim of indemnification or advancement of expenses if such claim is not permitted by law, provided, however, that the registrant bear the burden of proving such a defense;

•	the requirement that any right to indemnification or advancement of expenses not provided for in the bylaws must be approved in certain instances by a vote of disinterested directors; and

•	the ability of the registrant to issue uncertificated shares.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

	3.1*	Bylaws of CompX International Inc. (Amended and Restated as of October 24, 2007)

10.1
Stock Purchase Agreement dated as of October 16, 2007 between TIMET Finance Management Company and CompX International Inc. (incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 22, 2007 (File No. 1-13905)).

10.2
Agreement and Plan of Merger dated as of October 16, 2007 among CompX International Inc., CompX Group, Inc. and CompX KDL LLC (incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 22, 2007 (File No. 1-13905)).

10.3
Form of Subordination Agreement among TIMET Finance Management Company, CompX International Inc., CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association as administrative agent for itself, Compass Bank and Comerica Bank (incorporated by reference to Exhibit 10.4 of the registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 22, 2007 (File No. 1-13905)).

	10.4*	Subordinated Term Loan Promissory Note dated October 26, 2007 executed by CompX International Inc. and payable to the order of TIMET Finance Management Company.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompX International Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: October 30, 2007	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Description

3.1*	Bylaws of CompX International Inc. (Amended and Restated as of October 24, 2007)

10.1
Stock Purchase Agreement dated as of October 16, 2007 between TIMET Finance Management Company and CompX International Inc. (incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 22, 2007 (File No. 1-13905)).

10.2
Agreement and Plan of Merger dated as of October 16, 2007 among CompX International Inc., CompX Group, Inc. and CompX KDL LLC (incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 22, 2007 (File No. 1-13905)).

10.3
Form of Subordination Agreement among TIMET Finance Management Company, CompX International Inc., CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association as administrative agent for itself, Compass Bank and Comerica Bank (incorporated by reference to Exhibit 10.4 of the registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 22, 2007 (File No. 1-13905)).

10.4*	Subordinated Term Loan Promissory Note dated October 26, 2007 executed by CompX International Inc. and payable to the order of TIMET Finance Management Company.

*	Filed herewith